Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
RSI Systems, Inc.:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                         /s/ KPMG Peat Marwick LLP



Minneapolis, Minnesota
March 18, 1999